SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of June 28, 2002 (the "Amendment"), is by and between MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                    RECITALS

         WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among the Borrower, the lenders party thereto (each, a "Lender" and collectively, the "Lenders") and the Agent, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated as of January 9, 2002 (as so amended, the "Credit Agreement"); and

         WHEREAS, Midwest Express Airlines, Inc., one of the Guarantors ("Airlines"), is entering into a Loan Agreement (the "Loan Agreement") with Kreditanstalt fur Wiederaufbau (the "KfW"), as Lender thereunder, to finance advance payments in connection with Airlines's purchase of certain Model 717-200 aircraft described therein (the "Aircraft") pursuant to Purchase Agreement No. 2371, dated as of September 28, 2001, and as may hereafter be amended and/or supplemented from time to time, by and between Airlines and McDonnell Douglas Corporation, a Maryland corporation (the "Manufacturer"), including all exhibits thereto and all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement (the "Purchase Agreement"); and

         WHEREAS, in connection with the Loan Agreement, Rolls-Royce Deutschland Ltd. & Co. KG ("RRD") is entering into a Guarantee Agreement (the "Loan Guarantee") with KfW whereby, among other things, RRD will guarantee to KfW the payment by Airlines of principal and interest due under the Loan Agreement in accordance with the terms thereof; and

         WHEREAS, in connection with RRD's entry into the Loan Guarantee, Airlines is entering into a Secured Reimbursement Agreement (the "Reimbursement Agreement") with RRD providing, among other things, for the reimbursement by Airlines to RRD of all amounts under the Loan Agreement that may become payable by RRD to KfW under the Loan Guarantee; and

         WHEREAS, as security for the payment and performance of Airlines's obligations (i) to RRD under the Reimbursement Agreement, (ii) to KfW under the Loan Agreement, (iii) to RRD, as Collateral Agent (the "Collateral Agent") under the RRD/KfW Security Agreement (as defined below), and (iv) to either of RRD or KfW under any other Transaction Document (as defined in the Loan Agreement) and otherwise, Airlines is entering into a Security Agreement (the "RRD/KfW Security Agreement") with Collateral Agent, pursuant to which Airlines is granting to the Collateral Agent, for its benefit and each of RRD and KfW, a continuing first priority security interest in and to the "Released Collateral" as defined in Exhibit A attached hereto (the "Released Collateral"); and

         WHEREAS, the Borrower, the Agent and the Lenders party hereto desire to further amend the Credit Agreement as set forth herein.

         IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         2.1 Section 1.1 - Definitions. The definition of "Required Lenders" contained in Section 1.1 is amended by deleting the "51%" contained therein and inserting "100%" in its place.

         2.1 Section 2.1 - Revolving Loans. Section 2.1 of the Credit Agreement is amended in by deleting the amount "FIFTY-FIVE MILLION DOLLARS ($55,000,000)" contained therein and inserting "FORTY-FIVE MILLION DOLLARS ($45,000,000)" in its place.

         2.2 Schedule 2.1(a) - Commitments. Schedule 2.1(a) to the Credit Agreement is replaced by Schedule 2.1(a) attached to this Amendment.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Agent and the Lenders that:

         3.1 Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

         3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

         3.4 Purchase Agreement. All of the representations and warranties of Airlines regarding the Purchase Agreement made in that certain letter of even date herewith from Airlines and addressed to the Lenders (the "Purchase Agreement Letter") are true and correct.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

         4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

         4.3 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin.

         4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

         4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.6 Effectiveness. This Amendment shall be effective upon the satisfaction of the following conditions:

         (a) receipt by the Agent of this Amendment executed by the Borrower;

         (b) execution and delivery to the Agent of a Reaffirmation of Guarantor by the Guarantors;

         (c) execution and delivery to the Lenders of the Purchase Agreement Letter by Airlines; and

         (d) such additional supporting documents and materials as the Agent or Lenders may reasonably request.

         4.7 Collateral Release. The Lenders authorize the Agent to release its security interest in the Released Collateral pursuant to a Release substantially in the form of Exhibit A attached hereto.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Senior Secured Revolving Credit Agreement as of the day and year first written above.


                                           MIDWEST EXPRESS HOLDINGS, INC.

                                           By: /s/ Robert S. Bahlman
                                               ---------------------------------
                                           Title: CFO
                                                  ------------------------------


                                           U.S. BANK NATIONAL
                                           ASSOCIATION, in its
                                           capacity as Agent and as a
                                           Lender

                                           By: /s/ [Authorized Representative]
                                               ---------------------------------
                                           Title: Assistant Vice President
                                                  ------------------------------


                                           M&I MARSHALL & ILSLEY BANK

                                           By:  /s/ [Authorized Representative]
                                               ---------------------------------
                                           Title:  Vice President
                                                  ------------------------------

                                           Attest:/s/[Authorized Representative]
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           BANK ONE, NA (Main Office Chicago)


                                           By: /s/ [Authorized Representative]
                                               ---------------------------------
                                           Title: Officer
                                                  ------------------------------

                            REAFFIRMATION OF GUARANTY


        Each of the undersigned (each a "Guarantor") executed a Subsidiary Guaranty (each a "Guaranty") dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the "Borrower") to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (the "Credit Agreement"), by and between the Borrower, the Lenders and U.S. Bank National Association, d/b/a Firstar Bank, N.A. as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges the Second Amendment to Senior Secured Revolving Credit Agreement and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the Credit Agreement, as amended by the Amendment, and the related agreements.

        June 28, 2002.

                                  MIDWEST EXPRESS AIRLINES, INC.

                                  By: /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  CFO
                                         ---------------------------------------


                                  ASTRAL AVIATION, INC.

                                  By:  /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  CFO
                                         ---------------------------------------


                                  MIDWEST EXPRESS SERVICES - OMAHA, INC.

                                  By: /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  President
                                         ---------------------------------------


                                  MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.

                                  By:  /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  President
                                         ---------------------------------------


                                  YX PROPERTIES, LLC

                                  By: /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  President
                                         ---------------------------------------

                                    EXHIBIT A


                                     RELEASE

RELEASE, dated as of June __, 2002 (this "Release"), by U.S. Bank National Association, d/b/a Firstar Bank, N.A., as Agent (the "Agent"), in favor of Midwest Express Holdings, Inc., a Wisconsin corporation ("MWEH"), Midwest Express Airlines, Inc., a Wisconsin corporation ("MWE"), Rolls-Royce Deutschland Ltd. & Co. KG ("RRD"), on behalf of itself and in its capacity as Collateral Agent under the RRD/KfW Security Agreement (as defined below), Kreditanstalt fur Wiederaufbau (the "KfW"), and their respective successors and assigns, including their transferees.

WHEREAS, the Agent, MWEH and the lenders signatory to the Credit Agreement (as defined below) from time to time (the "Credit Lenders"), are parties to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"); and

WHEREAS, the obligations of MWEH under the Credit Agreement are secured by a security interest granted pursuant to that certain Subsidiary Security Agreement, dated as of August 31, 2001 (the "Revolver Security Agreement"), by and among the Agent, for itself and as agent for each of the Benefited Parties thereunder (in such capacity, the "Security Agent"), and various subsidiaries of MWEH, including but not limited to MWE; and

WHEREAS, MWE is entering into a Loan Agreement (the "Loan Agreement") with KfW, as Lender thereunder, to finance advance payments in connection with MWE's purchase of certain Model 717-200 aircraft described therein (the "Aircraft") pursuant to Purchase Agreement No. 2371, dated as of September 28, 2001, and as may hereafter be amended and/or supplemented from time to time, by and between MWE and McDonnell Douglas Corporation, a Maryland corporation (the "Manufacturer"), including all exhibits thereto and all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement (the "Purchase Agreement"); and

WHEREAS, in connection with the Loan Agreement, RRD is entering into a Guarantee Agreement (the "Loan Guarantee") with KfW whereby, among other things, RRD will guarantee to KfW the payment by MWE of principal and interest due under the Loan Agreement in accordance with the terms thereof; and

WHEREAS, in connection with RRD's entry into the Loan Guarantee, MWE is entering into a Secured Reimbursement Agreement (the "Reimbursement Agreement") with RRD providing, among other things, for the reimbursement by MWE to RRD of all amounts under the Loan Agreement that may become payable by RRD to KfW under the Loan Guarantee; and

WHEREAS, as security for the payment and performance of MWE's obligations (i) to RRD under the Reimbursement Agreement, (ii) to KfW under the Loan Agreement,
(iii) to RRD, as Collateral Agent (the "Collateral Agent") under the RRD/KfW Security

Agreement (as defined below), and (iv) to either of RRD or KfW under any other Transaction Document (as defined in the Loan Agreement) and otherwise, MWE is entering into a Security Agreement (the "RRD/KfW Security Agreement") with Collateral Agent, pursuant to which MWE is granting to the Collateral Agent, for its benefit and each of RRD and KfW, a continuing first priority security interest in and to the collateral set forth on Schedule A hereto (the "Released Collateral").

NOW THEREFORE, the Security Agent hereby agrees as follows:

1. Release. The Security Agent, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby agree that:

(a) the Security Agent has relinquished, disclaimed, released and terminated any of its right, title and interest in, to or under the Released Collateral; and

(b) the Released Collateral is irrevocably released from any lien, security interest, assignment, mortgage, pledge or other encumbrance or claim in favor of the Security Agent or any Credit Lender.

2. Form UCC-3. The Security Agent agrees to deliver to the Collateral Agent the Uniform Commercial Code release statements set forth on Schedule B hereto. The Security Agent further agrees to furnish additional reassignments, terminations and releases and such other and further documents and instruments as may reasonably be requested in order to effect and evidence more fully the matters covered by this Release.

3. Authority. The Security Agent represents and warrants that the Security Agent has full power and authority to enter into this Release and all consents and approvals necessary for the execution and delivery by the Security Agent of this Release have been duly obtained, taken or made and are in full force and effect.

4. Further Assurances. The Security Agent agrees, to the extent not already done and at the expense of the Borrower, to take, with reasonable diligence, any other reasonable actions which may be requested by the Collateral Agent to effect and evidence of record the foregoing.

5. Effectiveness. This Agreement shall become effective on and as of the date hereof when executed by the Security Agent.

6. Choice of Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF [WISCONSIN] AND THE VALIDITY OF THIS AGREEMENT AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [WISCONSIN].

7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.


                           [signature pages to follow]

IN WITNESS WHEREOF, this Release has been duly executed on behalf of the undersigned by a duly authorized officer as of the date first written above.



                                     U.S. BANK NATIONAL
                                     ASSOCIATION, d/b/a FIRSTAR
                                     BANK, N.A., as Agent and
                                     Security Agent


                                     By:_________________________________
                                     Name:
                                     Title:


                                     By:_________________________________
                                     Name:
                                     Title:

                                   SCHEDULE A


                               Released Collateral

         1. All of MWE's right, title and interest which it now has or hereafter may have in, to and under the Purchase Agreement and all Proceeds (as defined in the Uniform Commercial Code) thereof, including:

(a) the right upon valid tender by the Manufacturer to purchase the Aircraft pursuant to the terms and conditions of the Purchase Agreement (including the right to accept delivery of the Aircraft), the right to take title to the Aircraft and to be named the purchaser in the bills of sale to be delivered by the Manufacturer for the Aircraft pursuant to the Purchase Agreement, and any other rights, title or interest of MWE in or to the Aircraft;

(b) the right to transfer the right, title and interest of MWE in and to the Purchase Agreement or in any Aircraft, in part or as an entirety;

(c) all claims for damages in respect of such Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement;

(d) any and all rights of MWE to compel performance of the terms of the Purchase Agreement in respect of the Aircraft;

(e) the benefit of any deposits or advance payments received by the Manufacturer under the Purchase Agreement (whether financed by a Loan under and as defined in the Loan Agreement, or paid by MWE from its own funds, or otherwise), and all rights of MWE to receive payments, credits, rebates or monies refunded by the Manufacturer thereunder or under that certain Consent to Assignment executed by the Manufacturer as Seller under and as defined in the Purchase Agreement;

(f) all rights of MWE to exercise any election or option, or to make any decision or determination, or to give any notice, consent, waiver or approval thereunder or in respect thereof; and

(g) all Proceeds of any of the foregoing.

         2. All of MWE's right, title and interest which it now has or hereafter may have in, to and under any of the Transaction Documents. For purposes of this Schedule A, the "Transaction Documents" means any or all of the Loan Agreement, the Reimbursement Agreement, the RRD/KfW Security Agreement, the Notice of and Consent to Assignment, and all other agreements, documents and certificates relating to MWE's obligations under any of the foregoing, or that are required to be delivered under any of the foregoing.

                                   SCHEDULE B


                            UCC Financing Statements
                            ------------------------

ITEM    TERMINATE      UCC-1     SECURED         DEBTOR      FILING NO.     UCC-3      UCC-3     PLACE OF
        ("T") /        FILING    PARTY                                      FILING     TYPE OF   FILING
        PARTIAL        DATE                                                 DATE       FILING
        RELEASE ("R")
----------------------------------------------------------------------------------------------------------
1       R              09/26/01  U.S. Bank       Midwest     010005202514              Partial   Wisconsin
                                 National        Express                               Release   Department
                                 Association     Airlines,                                       of
                                                 Inc.                                            Financial
                                                                                                 Institutions

2       R              09/27/01  U.S. Bank       Midwest     0002096521                Partial   Connecticut
                                 National        Express                               Release   UCC
                                 Association     Airlines,                                       Commercial
                                                 Inc.                                            Recording
                                                                                                 Division

3       R              09/27/01  U.S. Bank       Midwest     200100209175              Partial   Florida
                                 National        Express                               Release   Secretary
                                 Association     Airlines,                                       of State
                                                 Inc.


                                 SCHEDULE 2.1(a)

                     REVOLVING COMMITMENTS, LOC COMMITMENTS

                      and SWING LINE COMMITMENT PERCENTAGES



                                   Revolving Commitment Amount        Revolving Commitment Percentage
U.S. Bank National Association                     $21,681,810                               48.1818%
M&I Marshall & Ilsley Bank                         $16,772,715                               37.2727%
Bank One, NA                                        $6,545,475                               14.5455%
             Totals                                $45,000,000                              100.0000%


                                         LOC Commitment Amount              LOC Commitment Percentage
U.S. Bank National Association                     $12,045,450                               48.1818%
M&I Marshall & Ilsley Bank                          $9,318,175                               37.2727%
Bank One, NA                                        $3,636,375                               14.5455%
             Totals                                $25,000,000                              100.0000%



                                              Swing Line Commitment Percentage
U.S. Bank National Association                                        48.1818%
M&I Marshall & Ilsley Bank                                            37.2727%
Bank One, NA                                                          14.5455%
                                 Totals                              100.0000%